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                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                              FIRST QUARTER REPORT
                                 March 31, 2002
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                             OFFICERS AND DIRECTORS

                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock
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                             LETTER TO SHAREHOLDERS

INVESTMENT RESULTS

 Source Capital's total net assets increased to $521,303,592 from $498,725,575 at year-end. Net asset value per Common share increased to $58.07 at March 31, 2002 from $55.45 at year-end. In addition, a distribution of $1.15 was paid on the Common shares during the quarter.

 During this quarter, Source Capital's net asset value per share of Common Stock increased 7.0% while total net assets rose 6.4%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 3.7% increase during the quarter for the Russell 2500 Index, also on a reinvested basis.

NET INVESTMENT INCOME

 Net investment income decreased during the quarter to $818,898 from $1,505,765 in the first quarter of 2002. After providing for Preferred dividends, net investment income per Common share amounted to $(0.05) compared to $0.04 in the prior year.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.15 per share was paid on March 15, 2002 to shareholders of record on February 22, 2002. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.60 Common distribution rate is dependent upon achieving total investment results which will sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on March 15, 2002 to shareholders of record on February 22, 2002. The increase in the Company's total net assets so far this year has led to an increase in the Preferred shares' asset coverage from 921% at year-end 2001 to 963% at March 31, 2002. The decline in net investment income in the first quarter decreased Preferred dividend coverage to 69% compared to 127% in the first quarter of 2001.

MARKET PRICE OF SOURCE CAPITAL SHARES

 The market price of Source Capital Common Stock increased during the quarter from $61.02 at year-end 2001 to $66.40 at March 31, 2002. As this $5.38 increase in market price was more than the $2.62 rise in net asset value during the period, the market premium to net asset value of 10.1% at year-end 2001 increased to 14.3% at March 31, 2002. The market price of Source Capital Preferred Stock increased during the quarter from $30.20 at year end 2001 to $30.50 at March 31, 2002.

COMMENTARY

 In the shareholder letter included in the Source Annual Report, we uncharacteristically went out on a limb and forecast a year of indifferent performance for the stock market, citing
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the enormous gains of the fourth quarter as already having discounted the likely improvement in the economic environment in 2002.

 Having completed the first quarter and, as of this writing, April as well, we are unclear whether our forecast is proving to be correct or not. The problem is, we neglected to specify which stock market would be struggling to stay above water. Although the S&P 500 and Nasdaq continue with their miserable performance of 2001, declining by 6% for the S&P and by 13% for the Nasdaq (both through April 30), the small stock Russell 2000 is performing a good deal better, gaining 5% for the first four months.

 Fortunately, as shown in the table below, Source Capital has outperformed both the big stocks and the small stocks in the first quarter, as well as for longer periods (though not shown, data through April 30 would show similar relative performance).

                                        PERIODS ENDED MARCH 31, 2002
                       --------------------------------------------------------------
                       FIRST QUARTER      ONE YEAR      THREE YEARS*      FIVE YEARS*
                       -------------      --------      ------------      -----------
Source                      7.0%           39.6%           25.5%             19.2%
Russell 2500                3.7%           15.0%           12.6%             11.9%
S&P 500                     0.3%            0.3%           (2.5)%            10.2%
Nasdaq                     (5.4)%           0.3%           (9.2)%             8.6%

        * Annualized Returns

 Although Source has not owned very many bank stocks in recent years, we are willing to own more if they have the right characteristics. What we are looking for is high returns on capital, strong balance sheets, pristine credit quality, a low cost structure, and the ability to generate internal growth.

 One bank which has combined all these attributes is NATIONAL COMMERCE FINANCIAL
(NCF).

 NCF is best known as the leading proponent of supermarket-based branches, locating about two thirds of its branches inside supermarkets to take advantage of the high traffic and low overhead costs. It supplements those offices with conventional branches in a "hub and spoke" pattern, permitting it to effectively serve both retail and business customers. Because of its many years of exemplary performance, NCF had unfortunately long sold at a high valuation. We were admirers from a distance.

 Then in 2000, NCF broke one of Wall Street's cardinal rules. It proposed a merger of equals with a North Carolina bank named CCB. Wall Street was wary of bank mergers of equals, and justifiably so, because of repeated failures to successfully deliver the results promised.

 Instead of economies of scale and accelerated revenue growth, investors had seen cost savings overstated, synergies non-existent, disruptive systems conversions, and management culture clashes.

 As a result of these frequent failures, instead of celebrating these merger of equals announcements, Wall Street would run for the exits.

 Such was the case after the NCF-CCB merger announcement in March 2000. The stock declined to $15 per share, over 40% below its high of a few months earlier, going from a premium valuation to that of a run-of-the-mill bank.

 We had an opportunity to spend some time with both banks' managements soon after the merger announcement and became convinced that this time things would be different.
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 We found that their consolidation plans were carefully developed, the geographic footprints of the banks highly complementary, and their areas of strength -- NCF in retail banking and CCB in small and middle-market business -- were highly synergistic. Equally important, their managements would clearly work well together.

 We purchased about 500,000 shares at an average cost of $16 per share, just 13x estimated year 2000 earnings.

 It is now two years after the merger was first announced. The consolidation has proceeded smoothly. Earnings have improved each quarter. The company recently announced its entry into the large Atlanta market, opening the first of 30 planned in-store branches in Kroger supermarkets.

 At a recent price of $27 per share, NCF is trading at about 15x estimated year 2002 cash earnings, a good recovery from its lows, but well below the valuation of other high-performing banks. We expect to see it continue in Source's portfolio for many years to come.

                                             Respectfully submitted,

                                             /s/ Eric S. Ende

                                             Eric S. Ende
                                             President and
                                             Chief Investment Officer
                                             May 7, 2002
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                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 2002

                                              Shares or       Ownership at
                                             Face Amount     March 31, 2002
                                           ---------------   ---------------
NET PURCHASES
COMMON STOCKS
Advanced Fibre Communications, Inc.......     206,000 shs.      500,000 shs.
Crane Co.................................      14,600 shs.      435,000 shs.
Engelhard Corporation....................     155,000 shs.      155,000 shs.
Lincare Holdings Inc.....................     163,000 shs.      436,000 shs.
National Commerce Financial
  Corporation............................      40,900 shs.      488,900 shs.
Plantronics, Inc.........................     162,000 shs.      276,000 shs.
TriQuint Semiconductor, Inc..............      68,000 shs.      873,029 shs.
CONVERTIBLE SECURITY
MascoTech, Inc. -- 4.5% 2003.............  $1,200,000        $4,200,000
NON-CONVERTIBLE SECURITIES
Actuant Corporation -- 13% 2009..........  $2,275,000        $2,275,000
OM Group, Inc. -- 9.25% 2011.............  $1,750,000        $2,000,000
Westinghouse Air Brake Company
  -- 9.375% 2005.........................  $2,000,000        $2,000,000

NET SALES
COMMON STOCKS
Belden Inc...............................      56,700 shs.      440,000 shs.
Brown & Brown, Inc.......................      21,300 shs.      301,000 shs.
DENTSPLY International Inc...............      19,100 shs.      127,450 shs.
Graco Inc................................      52,000 shs.      518,000 shs.
HON INDUSTRIES Inc.......................      10,000 shs.      510,000 shs.
IDEX Corporation.........................      12,700 shs.      425,000 shs.
Landauer, Inc............................      76,100 shs.      418,900 shs.
Manitowoc Company, Inc., The.............      60,100 shs.      361,000 shs.
CONVERTIBLE SECURITY
Wind River Systems, Inc. -- 5% 2002......  $2,500,000             --0--

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                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 2002

Investment securities (cost $349,031,536):
  Common stocks............................................  $459,921,984
  Convertible bonds, debentures and preferred stocks.......    23,702,000
  Non-convertible bonds and debentures.....................    30,806,175
                                                             ------------
                                                             $514,430,159

Cash, receivables, short-term corporate notes, less
  liabilities..............................................     6,873,433
                                                             ------------
Total Net Assets at March 31, 2002.........................  $521,303,592
                                                             ============
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 963%)................  $ 54,153,330
                                                             ============
Net Assets applicable to Common Stock -- $58.07 per
  share....................................................  $467,150,262
                                                             ============

                         SUMMARY FINANCIAL INFORMATION*

                                                        Three Months Ended
                                                          March 31, 2002
                                                   ----------------------------
                                                      Total             Per
                                                       Net             Common
                                                      Assets           Share
                                                   ------------      ----------
Beginning of period..............................  $498,725,575        $55.45

Net gain on investments, realized and
  unrealized.....................................    30,448,440          3.80
Net investment income............................       818,898          0.10
Quarterly dividend to Preferred shareholders.....    (1,181,527)        (0.15)
Quarterly distribution to Common shareholders....    (9,219,766)        (1.15)
Proceeds from shares issued for distributions
  reinvested.....................................     1,711,972          0.02
                                                   ------------        ------
Net changes during period........................  $ 22,578,017        $ 2.62
                                                   ------------        ------
End of period....................................  $521,303,592        $58.07
                                                   ============        ======

                                                    Beginning           End
                                                    of Quarter       of Quarter
                                                   ------------      ----------
Common market price per share....................      $61.02          $66.40
Common market premium to net asset value.........       10.1%           14.3%
Preferred asset coverage.........................        921%            963%
Preferred market price per share.................      $30.20          $30.50

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.
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SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064